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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 7, 1999

                                  GenCorp Inc.
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             (Exact name of registrant as specified in its charter)

     Ohio                            1-1520                    34-0244000
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  (State of                 (Commission File Number)          (IRS Employer
incorporation)                                              Identification No.)

   175 Ghent Road, Fairlawn, Ohio                              44333-3300
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   (Address of principal executive offices)                    (Zip Code)

                                  330-869-4200
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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         Attached hereto as Exhibit 99 and incorporated herein by this reference is the text of the registrant's press release which was made on July 7, 1999.

         In its press release dated July 7, 1999 GenCorp announced that it has received an Internal Revenue Service ruling that its planned spin-off will be a tax-free transaction. The Company plans to spin off its Decorative & Building Products and Performance Chemicals businesses into a separate, publicly traded company named OMNOVA Solutions Inc. The planned spin-off is also contingent on shareholder approval.

         GenCorp also announced it filed a proxy statement with the Securities and Exchange Commission late Friday, July 2, 1999. Copies will be mailed to shareholders of record as of June 30, 1999. Shareholders are being asked to approve the spin-off plan and various changes to GenCorp's articles of incorporation and code of regulations, along with new long-term incentive plans for GenCorp and OMNOVA Solutions at a special shareholders meeting set for August 18, 1999.

Item 7.  Exhibits
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

 Table                                                                                          Exhibit
Item No.                            Exhibit Description                                          Number
--------                            -------------------                                          ------
    99                              Press release dated July 7, 1999 regarding                     99
                                    receipt of favorable IRS ruling for spin-off.

                                    SIGNATURE

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GENCORP INC.

                                       By:   /s/ Michael E. Hicks
                                             -----------------------------------

                                             Name:    Michael E. Hicks
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer

Dated:    July 7, 1999